UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 12, 2011

INLAND AMERICAN REAL ESTATE TRUST, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland (State or Other Jurisdiction of Incorporation)	000-51609 (Commission File Number)	34-2019608 (IRS Employer Identification No.)

2901 Butterfield Road

Oak Brook, Illinois 60523

(Address of Principal Executive Offices)

(630) 218-8000
(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                                          Regulation FD Disclosure.

Attached to this Current Report on Form 8-K is a copy of a letter from Inland American Real Estate Trust, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “us” and “our”), to its stockholders.  The letter will be mailed on or about July 12, 2011.  The full text of the letter is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01.

The information in this Item 7.01 disclosure, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section.  In addition, the information in this Item 7.01 disclosure, including Exhibit 99.1, shall not be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.                                          Other Events.

Our board of directors has adopted a First Amendment (the “Amendment”) to our Amended and Restated Share Repurchase Program (as amended, the “Program”), which will be effective August 12, 2011.  The purpose of the Amendment is to clarify who may request repurchase under the Program upon the death of a beneficial owner of our shares. Specifically, the Amendment makes clear that the following persons may request that we repurchase shares upon the death of the beneficial owner: (1) the estate of the beneficial owner; (2) the recipient of the shares through bequest or inheritance, even where the recipient subsequently registered the shares in his or her own name; or (3) in the case of the death of a beneficial owner who purchased shares and held those shares through a trust, the beneficiary of the trust, even where the beneficiary subsequently registered the shares in his or her own name, or, with respect to a revocable grantor trust, the trustee of that trust.

The information set forth above with respect to the Amendment does not purport to be complete in scope and is qualified in its entirety by the full text of the Amendment, which is filed as Exhibit 99.2 hereto and is incorporated into this Current Report by reference.

Item                        9.01.                     Financial Statements and Exhibits.

(d)                                 Exhibits

99.1                           Inland American Real Estate Trust, Inc. letter to stockholders, dated July 12, 2011

99.2                           First Amendment to the Amended and Restated Share Repurchase Program of Inland American Real Estate Trust, Inc., effective August 12, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND AMERICAN REAL ESTATE TRUST, INC.

Date:	July 12, 2011	By:	/s/ Jack Potts
		Name:	Jack Potts
		Title	Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Inland American Real Estate Trust, Inc. letter to stockholders, dated July 12, 2011

99.2	First Amendment to the Amended and Restated Share Repurchase Program of Inland American Real Estate Trust, Inc., effective August 12, 2011